LIMITED WARRANTY DEED             Form No. 23-M
 Corporation or Partnership to
 Corporation or Partnership

 No delinquent taxes and transfer entered;
 Certificate of Real Estate Value (     )
 filed (    ) not required Certificate of Real
 Estate Value No.    , 19


                  County Auditor

 by
                  Deputy

 STATE DEED TAX DUE HEREON: $

                                               (reserved for recording data)
 Date: As of October 31, 1995
      FOR VALUABLE CONSIDERATION,   Angeles Income Properties, Ltd. V,

a   limited partnership              under the laws of   California         ,
Grantor, hereby conveys and quitclaims to   Angeles Mortgage Investment Trust
       , Grantee, a business trust   under the laws of   California   ,
real property in   Anoka       County, Minnesota, described as follows:

              Lots 4, 5, 6, 7 and 8, Block 3, University Industrial
                  Park, according to the recorded plat thereof,

together with all hereditaments and appurtenances belonging thereto, subject to the following exceptions:

     Those "Permitted Encumbrances" described on Exhibit A attached hereto.

Grantor covenants and represents that:
(1)   This Deed conveys after-acquired title; and
(2) Grantor has not made, done, executed or suffered any act or thing whereby the above-described property or any part thereof, now or at any time hereafter, shall or may be imperiled, charged or incumbered in any manner, and Grantor will warrant the title to the above-described property against all persons claiming the same from or through Grantor as a result of any such act or thing.

Grantor certifies that Grantor does not know of any wells located on the described real property.


                                  Angeles Income Properties, Ltd. V, a
                                  California limited partnership

Affix Deed Tax Stamp Here         By: Angeles Realty Corporation II, a
                                      California corporation, general partner


                                  By: /s/ Robert D. Long, Jr.
                                  Its: CAO/Controller

STATE OF SOUTH CAROLINA  )
                         ) ss.
COUNTY OF GREENVILLE     )

      The foregoing instrument was acknowledged before me this 14th day of November, 1995, by Robert D. Long, Jr., the CAO/Controller of Angeles Realty

Corporation II, a California corporation, general partner of Angeles Income Properties, Ltd. V, a limited partnership under the laws of California, on behalf of the limited partnership.

 NOTARIAL STAMP OR SEAL (OR OTHER   /s/ Antoinette M. Wolf
 TITLE OR RANK)                     SIGNATURE OF PERSON TAKING ACKNOWLEDGMENT

                                            Tax Statements for the real property
                                            described in this instrument should
                                            be sent to (include name and address
                                            of Grantee):


                                            Angeles Mortgage Investment Trust
                                            340 North Westlake Boulevard
                                            Suite 230
                                            Westlake Village, CA  91362

 THIS INSTRUMENT WAS DRAFTED BY
 (NAME AND ADDRESS):

 BRIGGS AND MORGAN, P. A. (DGG)
 2200 First National Bank
 Building
 St. Paul, Minnesota 55101
 (612) 223-6636